Exhibit 99.1

ROCKY MOUNTAIN CHOCOLATE FACTORY FURTHERS ITS STRATEGIC INITIATIVES WITH THE DIVESTITURE OF U-SWIRL YOGURT FRANCHISE BUSINESS

Divestiture Reflects the Company’s Commitment to Manufacturing Premium Chocolate and Supporting its Confectionary Product Network

Durango, Colorado--(Newsfile Corp. – May 2, 2023) - Rocky Mountain Chocolate Factory, Inc. (NASDAQ: RMCF) (the "Company," "we" or "RMCF"), a leading manufacturer and international franchiser of gourmet chocolates and other confectionary products, today announced it has completed the sale of the franchise rights and associated intellectual property of U-Swirl International, Inc. (“U-Swirl”), the Company’s yogurt franchise business, to U Swirl, LLC, a related company of Fosters Freeze led by the team of Neal Dahya, Nimesh Dahya, and Kishan Patel. The transaction closed on May 1, 2023.

The Company’s sale of all remaining U-Swirl franchise-related assets, along with the separate sale of three formerly corporate-owned frozen yogurt stores to a third party in February 2023, represents the Company’s complete exit from frozen yogurt operations. In Fiscal Year 2022, the Company’s frozen yogurt operations segment generated approximately $2.9 million of revenue and $0.7 million of adjusted EBITDA (a non-GAAP measure defined below). Between Fiscal Year 2017 and Fiscal Year 2022, revenue and adjusted EBITDA for the Company’s frozen yogurt operations segment declined 45% and 60%, respectively.

“The yogurt business has been a part of the Rocky Mountain Chocolate Factory family for over a decade, beginning with the launch of Aspen Leaf in 2010 and then our acquisition of U-Swirl in 2013,” said CEO Rob Sarlls. “This final divestiture enables us to focus on our core operations of manufacturing and marketing premium chocolate products for a consistently growing marketplace, while strengthening our commitment to RMCF franchisees. The proceeds from the sale will be reinvested into our factory and equipment to drive operational efficiencies, product development, and improve product quality and consistency.”

Sarlls added, “I want to thank our U-Swirl franchisees for their contributions over the years. We are excited for their future prospects with Fosters Freeze and wish them well.”

North Point Mergers and Acquisitions, Inc. served as financial advisor and Venable LLP acted as legal advisor to RMCF on this transaction.

Corporate Strategy Update

The Company will hold a conference call in the coming weeks to discuss its Fiscal Fourth Quarter and Full Year 2023 results and to introduce its new strategic transformation plan. Details for the conference call will be provided in a separate press release.

About Rocky Mountain Chocolate Factory, Inc.

Rocky Mountain Chocolate Factory, Inc., (the "Company"), ranked number one on Newsweek's list of "America's Best Retailers 2022" in the chocolate and candy stores category, is headquartered in Durango, Colorado. The Company is a leading international franchiser of gourmet chocolate and confection, manufacturing an extensive line of premium chocolates and other confectionery products. The Company, its subsidiaries, franchisees and licensees currently operate over 255 Rocky Mountain Chocolate Factory stores across the United States, the Republic of Panama, and the Republic of the Philippines. The Company's common stock is listed on the Nasdaq Global Market under the symbol "RMCF.”

About Fosters Freeze

Fosters Freeze, a beloved Californian institution, has been delighting generations of customers with its mouthwatering soft-serve ice cream and delicious fast food since 1946. Known for its iconic swirl-topped cones and innovative sundae creations, Fosters Freeze has managed to maintain its original charm while continually adapting to the evolving tastes of its loyal fan base. With over 60 locations across the Golden State and an exciting expansion into Georgia on the horizon, this treasured brand continues to be a cherished symbol of nostalgia and a testament to the power of community-driven success. As Fosters Freeze heads into its next thrilling chapter, its unwavering commitment to quality, friendly service, and irresistible treats promises to keep customers coming back for more of those cherished memories and delectable indulgences.

Forward-Looking Statements

This communication includes statements of the Company's expectations, intentions, plans and beliefs that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. The statements, other than statements of historical fact, included in this communication are forward-looking statements and many may be identified by the use of forward-looking words such as "will," "intend," "believe," "expect," "anticipate," "should," "plan," "estimate," "potential," "prospects," "build" or similar expressions. These forward-looking statements involve various risks and uncertainties, including statements regarding expectations for the Company following the completion of its divestiture of U-Swirl. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the effectiveness of the Company’s assessments prior to the divestiture; (ii) the negotiation of terms advantageous to the Company; (iii) certain financial, managerial, staffing and talent, and operational risks, including diversion of management’s attention from existing core businesses; and (iv) difficulties separating U-Swirl from existing operations. If any of these risks or uncertainties materialize, or if any of the Company’s assumptions prove incorrect, the Company’s actual results could materially differ from those expressed or implied by these forward-looking statements. For a detailed discussion of the risks and uncertainties that may cause the Company's actual results to differ from the forward-looking statements, please see the section entitled "Risk Factors" contained in Item 1A. of RMCF's Annual Report on Form 10-K for the fiscal year ended February 28, 2022, filed with the Securities Exchange Commission (“SEC”) on May 27, 2022, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on June 28, 2022 and those discussed in subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. These forward-looking statements apply only as of the date hereof. As such they should not be unduly relied upon for more current circumstances. Except as required by law, the Company undertakes no obligation to release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this communication or those that might reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

RMCF provides investors with certain non-GAAP financial measures, such as adjusted EBITDA. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Adjusted EBITDA, a non-GAAP financial measure, is computed by adding depreciation and amortization, stock-based compensation expenses, costs associated with non-recurring expenses (which include costs associated with proxy contests and related matters, costs associated with the departure of executive officers, costs recognized to retain new executive officers, and event specific inventory disposal costs) to GAAP income (loss) from operations.

This non-GAAP financial measure may have limitations as an analytical tool, and this measure should not be considered in isolation or as a substitute for analysis of results as reported under GAAP. Management uses adjusted EBITDA because it believes that adjusted EBITDA provides additional analytical information on the nature of ongoing operations excluding expenses not expected to recur in future periods, non-cash charges and variations in the effective tax rate among periods. Management believes that adjusted EBITDA is useful to investors because it provides a measure of operating performance and its ability to generate cash that is unaffected by non-cash accounting measures and non-recurring expenses.

Media Contact

Rob Swadosh
SwadoshGroup
908-723-2845
Rob.swadosh.swadoshgroup@gmail.com

Investor Contact

Sean Mansouri, CFA
Elevate IR
720-330-2829
RMCF@elevate-ir.com